LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 10, 2011

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011, OF

LEGG MASON WESTERN ASSET GOVERNMENT SECURITIES FUND

Effective as of November 1, 2011, the fund’s name is changed to Legg Mason Western Asset Mortgage Backed Securities Fund, and all references to “Government Securities Fund” in the fund’s Statement of Additional Information shall be replaced with “Mortgage Backed Securities Fund.”

Effective as of November 1, 2011, the following text replaces the first paragraph under the section headed “Principal Investment Strategies and Certain Limitations – Government Securities Fund” in the fund’s Statement of Additional Information:

Under normal circumstances, the fund invests at least 80% of its assets in mortgage backed securities. Mortgage-backed securities may be issued by government-sponsored entities such as Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) and by agencies of the U.S. government, such as Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may or may not be backed by the full faith and credit of the U.S. government. Even when the U.S. government guarantees principal and interest payments on securities, this guarantee does not apply to losses resulting from declines in the market value of these securities. The fund may invest in securities of any maturity, and the securities may have fixed, floating or variable rates. The fund may enter into dollar rolls (sometimes referred to as mortgage dollar rolls).

Effective as of November 1, 2011, the following text replaces any inconsistent information in the section titled “Investment Management and Other Services – Portfolio managers” in the fund’s Statement of Additional Information:

The following table sets forth additional information with respect to the portfolio managers for each of the funds. All information is provided as of June 30, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for registered investment companies is shown based on the specific portfolio managers that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of another pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that vehicle/account.

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Legg Mason Partners Mortgage Backed Securities Fund	Stephen A. Walsh	98 registered investment companies with approximately $155.9 billion in total assets under management (none of which charges a performance fee)	213 other pooled investment vehicles with approximately $112.9 billion in assets under management (of which 7 other pooled investment vehicles with approximately $1.2 billion in total assets under management charge a performance fee)	752 other accounts with approximately $177.8 billion in assets under management (of which 80 other accounts with approximately $20.2 billion in total assets under management charge a performance fee)

	Ronald D. Mass	3 registered investment companies with approximately $0.57 billion in total assets under management (none of which charges a performance fee)	9 other pooled investment vehicles with approximately $3.2 billion in assets under management (of which 3 other pooled investment vehicles with approximately $0.53 billion in total assets under management charge a performance fee)	6 other accounts with approximately $0.15 billion in assets under management (none of which charges a performance fee)

	Stephen P. Fulton	None	1 other pooled investment vehicle with approximately $2.2 billion in assets under management, which does not charge a performance fee	1 other account with approximately $0.20 billion in assets under management, which does not charge a performance fee

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager as of June 30, 2011.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities ($)
Legg Mason Partners Mortgage Backed Securities Fund	Stephen A. Walsh	None
	Ronald D. Mass	None
	Stephen P. Fulton	None

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